UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On March 28, 2025, Athena Gold Corporation (the “Company”) issued a press release announcing the results from its Annual General and Special Meeting of Stockholders held on Thursday, March 27, 2025 (the “Meeting”). Stockholders holding a total of 153,401,821 common shares were represented in person or by proxy at the Meeting, representing 78.75% of the vote attached to all outstanding common shares of the Company as of the record date. Stockholders voted in favor of all the matters submitted before the Meeting as set out in the Proxy Statement dated February 4, 2025, including:

1.	The redomestication of the Company from the State of Delaware to the Province of British Columbia, Canada, by merger into its British Columbia subsidiary, Nova Athena Gold Corp.;
2.	The election of the following as directors until the next annual stockholder meeting of the Company: David Goodman, Koby Kushner, John C. Power, John E. Hiner and Brian Power;
3.	The appointment of Davidson & Company LLP as the Company’s auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;
4.	The approval, on an advisory, non-binding basis, of the compensation of the Company’s Named Executive Officers;
5.	The approval, on an advisory, non-binding basis, establishing the frequency of shareholders voting on the compensation of Named Executive Officers to be every two (2) years.

Subsequent to the Meeting, the Board appointed David Goodman as Chairman of the Board, Koby Kushner as President and Chief Executive Officer, Ty Minnick as Chief Financial Officer, and John C. Power as Corporate Secretary. John E. Hiner (Chair), John C. Power and Brian Power were appointed as members of the Audit Committee. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: March 28, 2025	By:	/s/ Tyler Minnick
Tyler Minnick, CFO

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